The Royce Fund

Supplement to the W Class Shares Prospectus dated May 1, 2015

Royce Premier Fund

Effective January 4, 2016 (the “Effective Date”), Royce Premier Fund will reopen to new shareholders and new relationships. W Class shares of Royce Premier Fund may be acquired by purchase or exchange on or after the Effective Date in accordance with the provisions of the Fund’s Statutory Prospectus, dated May 1, 2015, relating to that share class (the “Prospectus”).

Royce Premier Fund has been open only to existing shareholders and existing relationships in accordance with the provisions of a Supplement, also dated May 1, 2015 (the “Supplement”), to the Prospectus. The Supplement is rescinded in all respects as of the Effective Date, and shall be of no force and effect thereafter.

Royce & Associates, LLC, investment adviser to Royce Premier Fund, reserves the right to: (i) reject any investment that it believes will adversely affect its ability to manage the Fund; and (ii) close and re-open the Fund to new or existing shareholders at any time.

December 22, 2015

WOPENSUP-1215